Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald Miller-Jones , the Chief Financial Officer of Moscow CableCom Corp. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 2004 (the "Report") filed with the Securities and Exchange Commission:

  Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/           Donald Miller-Jones
Name:     Donald Miller-Jones
Title:       Chief Financial Officer
Date:       January 18, 2005